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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 2, 2004
                Date of Report (Date of earliest event reported)

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                  001-16197                           22-3537895
           (Commission File Number)   (IRS Employer Identification No.)

               158 Route 206, Peapack-Gladstone, New Jersey 07934
                    (Address of principal executive offices)

                          (908) 234-0700 (Registrant's
                     telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibit.

         Exhibit No.     Title
         -----------     -----

         99.1            Press Release dated August 2, 2004.

The press release disclosed in this Item 7 as Exhibit 99.1 shall be considered "furnished" but not "filed" pursuant to Item 12 of Form 8-K for purposes of the Securities Exchange Act of 1934, as amended.

Item 12. Results of Operations and Financial Condition.

On August 2, 2004, Peapack-Gladstone Financial Corporation (the "Corporation") issued a press release reporting earnings and other financial results for its second quarter of 2004, which ended June 30, 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information disclosed under this Item 12, including Exhibit 99.1, shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated:   August 2, 2004                  By: /s/ Arthur F. Birmingham
                                            ------------------------------------
                                            Arthur F. Birmingham
                                            Executive Vice President and
                                            Chief Financial Officer



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                                  EXHIBIT INDEX

         Exhibit No.        Title
         -----------        -----

         99.1               Press Release dated August 2, 2004.










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